Exhibit 10.16

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS APRIL 29, 2007.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER ANY APPLICABLE STATE SECURITIES LAWS (THE “STATE LAWS”). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE LAWS, OR PURSUANT TO APPLICABLE EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS WHICH MAY INCLUDE SALE THROUGH A DESIGNATED OFFSHORE SECURITIES MARKET. FURTHER, UNLESS THE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, THE SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THESE SECURITIES IN THE UNITED STATES IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S (RULE 901 THROUGH 905 AND THE PRELIMINARY NOTES) PROMULGATED UNDER THE SECURITIES ACT.

UNIT SPECIAL WARRANT CERTIFICATE

of

YUKON GOLD CORPORATION, INC.
55 York Street, Suite 401
Toronto, Ontario M5J 1R7
416-865-9790
(herein referred to as the "Corporation")

No. USW-2006-«Cert_No_»	Dated this 28th day of December, 2006

for

«Units» UNIT SPECIAL WARRANTS,
entitling the Holder to acquire, one (1) Common Share and (1) Common Share Purchase Special Warrant for each Unit Special Warrant represented hereby

VOID AFTER April 29, 2007 (the “Expiration Date”)

«Registration_Requirements»
(hereinafter referred to as the "Holder")

Each Unit Special Warrant ("Special Warrant") entitles the Holder to acquire one unit of the Corporation (a “Unit”) subject to adjustment as set out herein, without payment of additional consideration. Each Unit consists of one common share in the capital of the Corporation (a “Common Share”) and one common share purchase warrant of the Corporation (a “Warrant”), each whole Warrant entitling the holder thereof to purchase one common share in the capital of the Corporation (a “Warrant Share”) at a price of $1.05, subject to adjustment in the circumstances set out in the terms of the Warrants, until the date which is 24 months following the Closing Date. The Special Warrants may be exercised at any time and from time to time on or before the Expiration Date, but will automatically be exercised without any further action on the part of the Holder at 5:00 p.m. (Toronto time) on the earlier of: (i) the Qualification Date (as hereinafter defined), and (ii) the Expiration Date (the "Automatic Exchange").

The terms and conditions which govern the Special Warrants are referred to herein and among other things, include provisions for the appropriate adjustment to the securities issuable upon exercise of the Special Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the Common Shares, the payment of stock dividends and the amalgamation of the Corporation.

The Warrants issuable upon the exercise or deemed exercise of the Special Warrants evidenced hereby shall be issued pursuant to and governed by a warrant certificate, the form of which is attached hereto as Schedule "C". The number of Common Shares comprising part of each Special Warrant (but not the number of Warrants) which the Holder is entitled to purchase upon the exercise or deemed exercise of the Special Warrants shall be subject to adjustment as hereinafter provided.

Section 1. Definitions. The following words and phrases shall have the respective meanings ascribed to them as follows:

"Business Day" means a day other than a Saturday, Sunday or any other day on which the principal chartered banks located in Toronto are not open for business.

"Closing Date" means the date of issue of the Special Warrants.

"Final Receipt" means the final MRRS decision document issued in accordance with the Mutual Reliance Review System evidencing that final receipts for the Prospectus.

"Prospectus" means a final short form prospectus in respect of the distribution of the Common Shares and Warrants issuable upon the exercise of the Special Warrants.

"Qualification Date" means the third Business Day after the later of (i) the date of issuance of a Final Receipt and (ii) the clearance of a Registration Statement.

"Registration Statement" means the registration statement to be filed by the Corporation with the SEC with respect to the Common Shares, Warrants and Warrant Shares.

“SEC” means the United States Securities and Exchange Commission.

Section 2. Increase of Units. If the Qualification Date has not occurred by 5:00 p.m. (Toronto time) on the date which is 60 days from the Closing Date, each holder of Special Warrants shall thereafter be entitled to receive, upon the exercise or deemed exercise of the Special Warrants, 1.1 Units for every Special Warrant then held by the Holder (in lieu of the one Unit) for no additional consideration.

Section 3. Exercise of Special Warrant. This Special Warrant may be exercised by the Holder hereof ("Voluntary Exercise"), in whole or in part (but not as to a fractional share), by the completion of the subscription form attached hereto as Schedule "A" and by the surrender of the Special Warrants (properly endorsed) at the office of the Corporation at 55 York Street, Suite 401, Toronto, Ontario M5J 1R7 (or at such other agency or office of the Corporation in the United States or Canada as it may designate by notice in writing to the Holder hereof at the address of the Holder hereof appearing on the books of the Corporation). If any Special Warrants have not been exercised prior to the Automatic Exchange, the Special Warrants shall be automatically exercised in full on the date of the Automatic Exchange.

In the event of a Voluntary Exercise of the rights represented by this Special Warrant, a certificate or certificates for the Common Shares and Warrants so acquired, registered in the name of the Holder hereof, shall be delivered to the Holder hereof within a reasonable time, not exceeding five Business Days, after the rights represented by this Special Warrant shall have been so exercised. With respect to any such exercise, the Holder hereof shall for all purposes be deemed to have become the holder of record of the number of Common Shares and Warrants evidenced by such certificate or certificates from the date on which this Special Warrant was surrendered irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of such Common Shares and Warrants at the close of business on the next succeeding date on which the stock transfer books are open. No fractional shares shall be issued upon exercise of this Special Warrant. The holder may exercise less than all of the Special Warrants evidenced by this certificate, in which event a new certificate representing the Special Warrants not then exercised will be issued to the Holder.

In the event of an Automatic Exercise of the rights represented by this Special Warrant, the right of a Holder to acquire Units represented hereby will be deemed to have been exercised on the basis provided for herein (to the extent not previously exercised or repurchased). In the event of a deemed exercise of Special Warrants, the Corporation shall within five (5) Business Days mail or cause to be mailed Common Share and Warrant certificate registered in the same name and mailed to the same address as the Special Warrants are registered.

The registered holder will be entitled to the rights evidenced hereby free from all equities and rights of set-off or counterclaim between the Corporation and the original or any intermediate holder thereof and all persons may act accordingly, and the delivery to any such registered holder of the Common Shares and Warrants issued on exercise or deemed exercise of such Special Warrants will be a good discharge to the Corporation therefore and, unless the Corporation is required by statute or by an order of a court of competent jurisdiction, the Corporation will not be bound to inquire into the title of any such registered holder.

Section 4. Adjustments. In the event of (i) any alteration of the Common Shares, including any subdivision, consolidation, reclassification or any other capital reorganization, (ii) any form of reorganization of the Corporation, including any amalgamation, merger, arrangement or other form of business combination with or into any other corporation, (iii) any sale, lease, exchange or transfer of the undertakings or assets of the Corporation as an entirety or substantially as an entirety to another corporation or entity, (iv) any issuance of Common Shares or securities exchangeable or convertible into Common Shares to all or substantially all of the holders of Common Shares by way of a stock dividend or other distribution, or (v) any extraordinary dividend or distribution outside of the ordinary course, the Holders of Special Warrants shall, upon exercise of the Special Warrants following the occurrence of any of those events, be entitled to receive the same number and kind of securities and/or assets, as applicable, that they would have been entitled to receive had they exercised their Special Warrants immediately prior to the occurrence of those events, as more particularly described below:

(a)
If and whenever at any time the Corporation proposes to issue Common Shares or rights, options or securities entitling the holder thereof to purchase Common Shares to all or substantially all of the holders of the Common Shares, such shares or rights shall also be offered to holders of Special Warrants, and the Holder shall be entitled to purchase that percentage of the shares or rights so offered calculated by dividing the aggregate number of Common Shares issuable on exercise or deemed exercise of the Special Warrants by the sum of: (i) the number of Common Shares issuable upon the exercise of the Special Warrants and (ii) all the common shares then issued and outstanding.

(b)
In any case in which this section shall require that an adjustment shall become effective immediately after a record date for or effective date of an event referred to herein, the Corporation may defer, until the occurrence and consummation of such event, issuing to the holder of any Special Warrant exercised or deemed to have been exercised after such record date or effective date and before the occurrence and consummation of such event the additional common shares or other securities or property issuable upon such exercise or deemed exercise by reason of the adjustment required by such event, provided, however, that the Corporation will deliver to the Holder, as soon as reasonably practicable after such record date, an appropriate instrument evidencing the Holder's right to receive such additional Common Shares or other securities or property upon the occurrence and consummation of such event and the right to receive any dividend or other distribution in respect of such additional common shares or other securities or property declared in favour of the holders of record of Common Shares or of such other securities or property on or after the date of the Voluntary Exercise or the Automatic Exchange, as the case may be, or such later date as such holder would, but for the provisions of this subsection, have become the holder of record of such additional Common Shares or of such other securities or property.

(c)
If the Corporation shall set a record date to determine the holders of the securities for the purpose of entitling them to receive any dividend or distribution or any subscription or exercise rights and shall, thereafter and before the distribution to such securityholders of any such dividend, distribution or subscription or exercise rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or exercise rights, then no adjustment in the number of Common Shares obtainable upon exercise of the Special Warrants shall be required by reason of the setting of such record date.

(d)
The adjustments provided for in this section are cumulative and will apply (without duplication) to successive subdivisions, consolidations, distributions, issuances or other events resulting in any adjustment under the provisions of this section.

(e)
If any question arises with respect to the adjustments provided in this section, such question shall be conclusively determined by the Corporation’s auditors or, if they are unable or unwilling to act, by such firm of chartered accountants as is appointed by the Corporation. Such accountants shall have access to all necessary records of the Corporation and such determination shall be binding upon the Corporation.

(f)
If and whenever at any time the Corporation shall take any action affecting or relating to the Common Shares, other than any action described in this section, which in the opinion of the directors of the Corporation would adversely affect the rights of any holders of Special Warrants, adjustments will be made by the directors in such manner, if any, and at such time, as the directors, may in their sole discretion determine to be equitable in the circumstances to such holders.

(g)
As a condition precedent to the taking of any action which would require an adjustment in any of the rights under the Special Warrants, the Corporation will take any action which may, in the opinion of counsel to the Corporation, be necessary in order that the Corporation, or any successor to the Corporation or successor to the undertaking or assets of the Corporation, will be obligated to and may validly and legally issue all the Common Shares or other securities or property which the holders of Special Warrants would be entitled to receive thereafter on the exercise or deemed exercise thereof in accordance with the provisions hereof.

(h)
At least ten days before the earlier of the effective date of, or record date for, any event referred to in this section that requires or might require an adjustment in any of the rights under the Special Warrants or such longer notice period as may be applicable in respect of notices required to be delivered by the Corporation to holders of its common shares, the Corporation will give notice to the holders of Special Warrants of the particulars of such event and, to the extent determinable, any adjustment required and a description of how such adjustment will be calculated. Such notice need only set forth such particulars as have been determined at the date such notice is given. If any adjustment for which such notice is given is not then determinable, promptly after such adjustment is determinable the Corporation will give notice to the holders of Special Warrants of such adjustment.

For greater certainty, any adjustments to be made to the number of Warrants or the exercise price thereof shall be governed by the terms of the certificate evidencing the Warrants and not by the provisions set forth in this Section.

Section 5. Lost, Stolen, Mutilated, or Destroyed Special Warrant. If this Special Warrant is lost, stolen, mutilated or destroyed, the Corporation may, on such terms as to indemnify the Corporation or otherwise as it may in its discretion reasonably impose (which shall, in the case of a mutilated Special Warrant, include the surrender thereof), issue a new Special Warrant of like denomination and tenor as the Special Warrant so lost, stolen, mutilated or destroyed. Any such new Special Warrant shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated, or destroyed Special Warrant shall be at any time enforceable by anyone.

Section 6. Transfer. The Special Warrants evidenced by this Special Warrant certificate may be transferred on the register kept at the offices of the Corporation by the registered Holder hereof or its legal representatives or its attorney duly appointed by completion of the instrument set out as Schedule "B" hereto, or any other written instrument satisfactory to the Corporation, and only upon compliance with such reasonable requirements as the Corporation may prescribe.

Section 7. General Covenants Representations and Warrants. The Corporation represents, warrants, covenants and agrees with the Holder that so long as any Special Warrant remains outstanding and may be exercised:

(a)	the Corporation is duly authorized to create and issue the Special Warrants and that this Special Warrant certificate be valid and enforceable against the Corporation;

(b)
the Corporation will at all times maintain its corporate existence, carry on and conduct its business in a proper and business-like manner, keep or cause to be kept proper books of account in accordance with generally accepted accounting practice and the Corporation;

(c)	the Corporation will reserve for issuance sufficient number of unissued Common Shares to enable it to satisfy its obligations on the exercise or deemed exercise of the Special Warrants;

(d)
the Corporation will cause the Common Shares from time to time issued pursuant to the exercise or deemed exercise of the Special Warrants, and the certificates representing such Common Shares, to be duly issued and delivered in accordance with the Special Warrants and the terms hereof;

(e)	all Common Shares that are issued or created on exercise or deemed exercise of the Special Warrants will be fully paid and non-assessable;

(f)
the Corporation will keep the registers of holders of Special Warrants open on Business Days and will not take any action or omit to take any action which would have the effect of preventing the holders of Special Warrants from exercising any of the Special Warrants or receiving any of the Common Shares or Warrants upon such exercise;

(g)	the Corporation will make all requisite filings in connection with the exercise of the Special Warrants and issue of the Common Shares and Warrants; and

(h)	generally, the Corporation will well and truly perform and carry out all acts and things to be done by it as provided in this certificate.

Section 8. Notices. All notices, requests and other communications required or permitted to be given or delivered hereunder shall be in writing, and shall be delivered, or shall be sent by certified or registered mail, postage prepaid and addressed, if to the Holder to such Holder at the address shown on the records of the Corporation or at such other address as shall have been furnished to the Corporation by notice from such Holder. All notices, requests and other communications required or permitted to be given or delivered hereunder shall be in writing, and shall be delivered, or shall be sent by certified or registered mail, postage prepaid and addressed to the Corporation at the offices of the Corporation at 55 York Street, Suite 401, Toronto, Ontario M5J 1R7, or at such other address as shall have been furnished to the Holder by notice from the Corporation.

A notice so given by mail or so delivered will be deemed to have been given on the fifth Business Day after it has been mailed or on the day on which it has been delivered, as the case may be. In determining under any provision hereof the date when notice of any event must be given, the date of giving notice will be included and the date of the event will be excluded.

Section 9. Binding Effect. This Special Warrant certificate and all of its provisions shall enure to the benefit of the Holder and its successors and shall be binding upon the Corporation and its successors and permitted assigns.

Section 10. Successor Corporations. In the case of the consolidation, amalgamation, arrangement, merger or transfer of the undertaking or assets of the Corporation as an entirety, or substantially as an entirety, to another corporation, the successor corporation resulting from such consolidation, amalgamation, arrangement, merger or transfer (if not the Corporation) will be bound by the provisions hereof and for the due and punctual performance and observance of each and every covenant and obligation contained in this certificate to be performed by the Corporation.

Section 11. Governing Law. This Special Warrant certificate shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable herein.

Section 12. Corporate Obligations Rather Than Individual. Subject as hereinafter provided, all or any of the rights conferred upon the Holder by the terms of this Special Warrant certificate may be enforced by the Holder by appropriate legal proceedings. No recourse under or upon any obligation, covenant or agreement contained herein shall be had against any shareholder, officer or director of the Corporation either directly or through the Corporation, it being expressly agreed and declared that the obligations under this Special Warrant certificate are solely corporate obligations and that no personal liability whatever shall attach to or be incurred by the shareholders, officers or directors of the Corporation or any of them in respect thereof, any and all rights and claims against every such shareholder, officer or director being hereby expressly waived as a condition of and as a consideration for the issue of the Special Warrants. The foregoing shall, with respect to the officers and directors of the Corporation, be subject to rights of action for damages or rescission which the Holder may have pursuant to applicable securities laws.

Section 13. Legends. The certificates representing the Common Shares and Warrants, issued upon exercise hereof, shall bear such legends as determined to be applicable in the sole discretion of the Corporation.

Section 14. Time. Time shall be of the essence of this Special Warrant certificate.

IN WITNESS WHEREOF the Corporation has caused this Special Warrant certificate to be signed by its duly authorized officer as of the date written above.

YUKON GOLD CORPORATION, INC.

Per:
Authorized Officer

SCHEDULE "A"

EXERCISE FORM

TO: YUKON GOLD CORPORATION, INC.

The undersigned hereby exercises the right to acquire ____________ Common Shares and ____________ Warrants of Yukon Gold Corporation, Inc.

The Common Shares and Warrants are to be issued as follows:

Name:

(print clearly)

Address in full:

Number of Common Shares and Warrants: ____________________________________________________________

Note:	If any of the Common Shares and Warrants are to be issued in the name of any other person(s), please attach (and initial) a schedule giving these particulars.

DATED this __________ day of  ___________________, 2006

Signature Guaranteed	Signature

(Signature of Special Warrant Holder to be the same as appears on the face of the Special Warrant certificate)

Print full name

Print full address

Social Insurance Number

(see Instructions on next page)

Instructions:

1.
The registered Holder may exercise its right to receive Common Shares and Warrants by completing this Exercise Form and surrendering this Exercise Form and the Special Warrant certificate representing the Special Warrants being exercised to the Corporation at 55 York Street, Suite 401, Toronto, Ontario M5J 1R.. Certificates for Common Shares and Warrants will be delivered or mailed within five business day after receipt of the exercise of the Special Warrants.

2.
If the Exercise Form indicates that Common Shares and Warrants are to be issued to a person or persons other than the registered Holder of the Special Warrant certificate, the signature of such Holder on the Exercise Form must be guaranteed by an authorized officer of a chartered bank, trust Corporation or an investment dealer who is a member of the Medallion Stamp Guarantee Program. The guarantor must affix a stamp bearing the actual words "Signature Guaranteed".

3.
If the Exercise Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a judicial or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Corporation.

4.
Common Shares and Warrants received on the exercise of the Special Warrants may be subject to a "hold period" under applicable securities laws if the Special Warrants are exercised prior to the date on which a registration statement filed under the Securities Act of 1933 as amended has been declared effective with respect to the Common Shares and Warrants issuable on the exercise of this Special Warrant certificate, and certificates representing such Common Shares and Warrants may, in such circumstances, be issued with a legend to reflect such hold period.

SCHEDULE "B"

TRANSFER FORM

UNIT SPECIAL WARRANTS

TO: YUKON GOLD CORPORATION, INC.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers  _____________Special Warrants of YUKON GOLD CORPORATION, INC. registered in the name of the undersigned on the records maintained by the Corporation represented by the Special Warrant certificate attached to and irrevocably appoints the Corporation the attorney of the undersigned to transfer the said securities on the books or register of the Special Warrants with full power of substitution.

DATED the ____________ day of ___________________200__.

Signature Guaranteed	Signature of Special Warrant Holder

Instructions:

1.
If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a judicial or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Corporation.

2.
The signature on the Transfer Form must be guaranteed by an authorized officer of a chartered bank, trust Corporation or an investment dealer who is a member of the Medallion Stamp Guarantee Program. The guarantor must affix a stamp bearing the actual words "Signature Guaranteed".

3.	Special Warrants shall only be transferable in accordance with applicable laws. The transfer of Special Warrants to a purchaser resident in the United States is prohibited.

SCHEDULE "C"

FORM OF WARRANT

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS APRIL •, 2007.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER ANY APPLICABLE STATE SECURITIES LAWS (THE “STATE LAWS”). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE LAWS, OR PURSUANT TO APPLICABLE EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS WHICH MAY INCLUDE SALE THROUGH A DESIGNATED OFFSHORE SECURITIES MARKET. FURTHER, UNLESS THE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, THE SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THESE SECURITIES IN THE UNITED STATES IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S (RULE 901 THROUGH 905 AND THE PRELIMINARY NOTES) PROMULGATED UNDER THE SECURITIES ACT.

No.

Warrant to subscribe for shares of
Common Stock	[Date of Issuance]

YUKON GOLD CORPORATION, INC.
WARRANT

VOID AFTER 5:00 p.m. (Toronto time) on December •, 2008 (the “Expiration Date”)

THIS CERTIFIES that, for value received, • [Name](the “Holder”), or registered assigns, is entitled, subject to the terms of Section 1 hereof, to subscribe for and purchase from Yukon Gold Corporation, Inc, a Delaware corporation (hereinafter called the “Company”), at any time and from time to time on or before the Expiration Date, subject to adjustment as hereinafter provided, up to • fully paid, non-assessable shares of the Company’s common stock, $0.0001 par value (“Common Stock”), at a price of CDN.$1.05 per share, as from time to time to be adjusted as hereinafter provided, being hereinafter referred to as the “Warrant Price”, subject, however, to the provisions and upon the terms and conditions hereinafter set forth.

Section 1. Exercise of Warrant. This Warrant may be exercised by the Holder hereof , in whole or in part (but not as to a fractional share), by the completion of the subscription form attached hereto as Schedule "A" and by the surrender of the Warrants (properly endorsed) at the office of the Company at 55 York Street, Suite 401, Toronto, Ontario M5J 1R7 (or at such other agency or office of the Company in the United States or Canada as it may designate by notice in writing to the Holder hereof at the address of the Holder hereof appearing on the books of the Company), and by payment to the Company of the Warrant Price, by certified check or official bank check for the number of shares of Common Stock being purchased.

In the event of an exercise of the rights represented by this Warrant, a certificate or certificates for the Common Stock so purchased, registered in the name of the Holder hereof, shall be delivered to the Holder hereof within a reasonable time, not exceeding five Business Days, after the rights represented by this Warrant shall have been so exercised. With respect to any such exercise, the Holder hereof shall for all purposes be deemed to have become the holder of record of the number of shares of Common Stock evidenced by such certificate or certificates from the date on which this Warrant was surrendered and payment of the Warrant Price was made irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. No fractional shares shall be issued upon exercise of this Warrant. The holder may exercise less than all of the Warrants evidenced by this Warrant Certificate, in which event a new certificate representing the Warrants not then exercised will be issued to the Holder.

For the purposes of this certificate, the term "Business Day" shall mean a day other than a Saturday, Sunday or any other day on which the principal chartered banks located in Toronto are not open for business

Section 2. Adjustments to Warrant Price.

(a) Definitions. For the purpose of Section 2, the words and terms defined below shall have the respective meanings ascribed to them as follows:

"Current Market Price" of the Common Stock at any date means the price per share equal to the weighted average price at which the Common Stock have traded on (i) the Toronto Stock Exchange (the "TSX"), (ii) if the Common Stock are not then listed on the TSX, on such other Canadian stock exchange on which the Common Stock then trades, or (iii), if the Common Stock are not then listed on any Canadian stock exchange, on any over-the-counter market on which the Common Stock traded, during the period of any twenty consecutive trading days ending not more than five (5) Business Days before such date; provided that the weighted average price shall be determined by dividing the aggregate sale price of all Common Stock sold on said exchange or market, as the case may be, during the said twenty consecutive trading days by the total number of shares of Common Stock so sold; and provided further that if the Common Stock are not then listed on any Canadian stock exchange or traded in the over-the-counter market, then the Current Market Price shall be determined by the directors of the Company in their sole discretion, acting reasonably;

"director" means a director of the Company for the time being and, unless otherwise specified herein, a reference to action "by the directors" means action by the directors of the Company as a board or, whenever empowered, action by the executive committee of such board; and

"trading day" with respect to a stock exchange or over-the-counter market means a day on which such stock exchange or market is open for business.

(b)  If at any time after December 28, 2006 and prior to 5:00 p.m. (Toronto time) on the Expiration Date the Company shall (i) subdivide or re-divide its then outstanding shares of Common Stock into a greater number of shares of Common Stock, (ii) reduce, combine or consolidate its then outstanding shares of Common Stock into a lesser number of shares of Common Stock or (iii) issue Common Stock (or securities exchangeable for or convertible into Common Stock) to the holders of all or substantially all of its then outstanding shares of Common Stock by way of a stock dividend or other distribution (any of such events herein called a "Common Stock Reorganization"), then the Warrant Price shall be adjusted effective immediately after the effective date of any such event in (i) or (ii) above or the record date at which the holders of Common Stock are determined for the purpose of any such dividend or distribution in (iii) above, as the case may be, by multiplying the Warrant Price in effect on such effective date or record date, as the case may be, by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such effective date or record date, as the case may be, before giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such Common Stock Reorganization including, in the case where securities exchangeable for or convertible into Common Stock are distributed, the number of shares of Common Stock that would be outstanding if such securities were exchanged for or converted into Common Stock.

(c) If at any time after December 28, 2006 and prior to 5:00 p.m. (Toronto time) on the Expiration Date the Company shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Common Stock, of rights, options or warrants pursuant to which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (such period being the "Rights Period"), to subscribe for or purchase shares of Common Stock or securities exchangeable for or convertible into Common Stock at a price per share (or in the case of securities exchangeable for or convertible into Common Stock at an exchange or conversion price per share at the date of issue of such securities) of less than 95% of the Current Market Price of the Common Stock on such record date (any of such events being herein called a "Rights Offering"), the Warrant Price shall be adjusted effective immediately after the record date for the Rights Offering to the amount determined by multiplying the Warrant Price in effect on such record date by a fraction:

(i) the numerator of which shall be the aggregate of

(A)	the number of shares of Common Stock outstanding on the record date for the Rights Offering; and

(B)	the quotient determined by dividing

(I)
either (a) the product of the number of shares of Common Stock offered during the Rights Period pursuant to the Rights Offering and the price at which such shares of Common Stock are offered, or, (b) the product of the exchange or conversion price of the securities so offered and the number of shares of Common Stock for or into which the securities offered pursuant to the Rights Offering may be exchanged or converted, as the case may be, by

(II)	the Current Market Price of the Common Stock as of the record date for the Rights Offering; and

(ii)
the denominator of which shall be the aggregate of the number of shares of Common Stock outstanding on such record date and the number of shares of Common Stock offered pursuant to the Rights Offering (including in the case of the issue or distribution of securities exchangeable for or convertible into Common Stock the number of shares of Common Stock for or into which such securities may be exchanged or converted).

If by the terms of the rights, options, or warrants referred to in this Subsection 2(c), there is more than one purchase, conversion or exchange price per share of Common Stock, the aggregate price of the total number of additional shares of Common Stock offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered, shall be calculated for purposes of the adjustment on the basis of each applicable purchase, conversion or exchange price per share of Common Stock, as the case may be. Any Common Stock owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of any such calculation. To the extent that any adjustment in the Warrant Price occurs pursuant to this Subsection 2(c) as a result of the fixing by the Company of a record date for the issue or distribution of rights, options or warrants referred to in this Subsection 2(c), the Warrant Price shall be readjusted immediately after the expiry of any relevant exchange, conversion or exercise right to the Warrant Price which would then be in effect based upon the number of shares of Common Stock actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(d) If at any time after December 28, 2006 and prior to 5:00 p.m. (Toronto time) on the Expiration Date, the Company shall fix a record date for the issue or distribution to the holders of all or substantially all of the Common Stock of:

(i)	shares of the Company of any class other than Common Stock;

(ii)
rights, options or warrants to acquire Common Stock or securities exchangeable for or convertible into Common Stock (other than rights, options or warrants pursuant to which holders of Common Stock are entitled, during a period expiring not more than 45 days after the record date for such issue, to subscribe for or purchase Common Stock at a price per share (or in the case of securities exchangeable for or convertible into Common Stock at an exchange or conversion price per share at the date of issue of such securities) of at least 95% of the Current Market Price of the Common Stock on such record date);

(iii)	evidences of indebtedness of the Company; or

(iv)	any property or assets of the Company (for greater certainty, excluding a cash dividend in the ordinary course);

and if such issue or distribution does not constitute a Common Stock Reorganization or a Rights Offering (any of such non-excluded events being herein called a "Special Distribution"), the Warrant Price shall be adjusted effective immediately after the record date for the Special Distribution to the amount determined by multiplying the Warrant Price in effect on the record date for the Special Distribution by a fraction:

(A)	the numerator of which shall be the difference between

(I)	the product of the number of shares of Common Stock outstanding on such record date and the Current Market Price of the Common Stock on such record date, and

(II)
the fair value, as determined by the directors of the Company, to the holders of the Common Stock of the shares, rights, options, warrants, evidences of indebtedness or property or assets to be issued or distributed in the Special Distribution, and

(B)
the denominator of which shall be the product obtained by multiplying the number of shares of Common Stock outstanding on such record date by the Current Market Price of the Common Stock on such record date.

Any Common Stock owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of such calculation. To the extent that any adjustment in the Warrant Price occurs pursuant to this Subsection 2(d) as a result of the fixing by the Company of a record date for the issue or distribution of rights, options or warrants to acquire Common Stock or securities exchangeable for or convertible into Common Stock referred to in this Subsection 2(d), the Warrant Price shall be readjusted immediately after the expiry of any relevant exercise, exchange or conversion right to the amount which would then be in effect if the fair market value had been determined on the basis of the number of shares of Common Stock issued and remaining issuable immediately after such expiry, and shall be further readjusted in such manner upon the expiry of any further such right.

(e) If at any time after December 28, 2006 and prior to 5:00 p.m. (Toronto time) on the Expiration Date there is a capital reorganization of the Company or a reclassification or other change in the Common Stock (other than a Common Stock Reorganization) or a consolidation or merger or amalgamation of the Company with or into any other corporation or other entity (other than a consolidation, merger or amalgamation which does not result in any reclassification of the outstanding Common Stock or a change of the Common Stock into other securities), or a transfer of all or substantially all of the Company's undertaking and assets to another corporation or other entity in which the holders of Common Stock are entitled to receive shares, other securities or other property (any of such events being called a "Capital Reorganization"), after the effective date of the Capital Reorganization the Holder shall be entitled to receive, and shall accept, for the same aggregate consideration, upon exercise of the Warrants, in lieu of the number of shares of Common Stock to which the Holder was theretofore entitled upon the exercise of the Warrants, the kind and aggregate number of shares of Common Stock and other securities or property resulting from the Capital Reorganization which the Holder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Holder has been the registered holder of the number of shares of Common Stock to which the Holder was theretofore entitled to purchase or receive upon the exercise of the Warrants. If necessary, as a result of any Capital Reorganization, appropriate adjustments shall be made in the application of the provisions of this Warrant Certificate with respect to the rights and interest thereafter of the Holder to the end that the provisions of this Warrant Certificate shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of this Warrant Certificate.

(f) If at any time after December 28, 2006 and prior to 5:00 p.m. (Toronto time) on the Expiration Date, any of the events set out in Subsections 2(a), (b), (c), (d) or (e) shall occur and the occurrence of such event results in an adjustment of the Warrant Price pursuant to the provisions of this Section 2, then the number of shares of Common Stock purchasable pursuant to this Warrant shall be adjusted contemporaneously with the adjustment of the Warrant Price by multiplying the number of shares of Common Stock then otherwise purchasable on the exercise thereof by a fraction, the numerator of which shall be the Warrant Price in effect immediately prior to the adjustment and the denominator of which shall be the Warrant Price resulting from such adjustment.

(g) If the Company takes any action affecting its Common Stock to which the foregoing provisions of this Section 2, in the opinion of the board of directors of the Company, acting in good faith, are not strictly applicable, or if strictly applicable would not fairly adjust the rights of the Holder against dilution in accordance with the intent and purposes hereof, or would otherwise materially affect the rights of the Holder hereunder, then the Company shall, subject to the approval of the TSX (or such other stock exchange or quotation system on which the Common Stock are then listed and posted (or quoted) for trading, as applicable), execute and deliver to the Holder an amendment hereto providing for an adjustment in the application of such provisions so as to adjust such rights as aforesaid in such manner as the board of directors of the Company may determine to be equitable in the circumstances, acting in good faith. The failure of the taking of action by the board of directors of the Company to so provide for any adjustment on or prior to the effective date of any action or occurrence giving rise to such state of facts will be conclusive evidence that the board of directors has determined that it is equitable to make no adjustment in the circumstances

Section 3. Adjustment Rules. The following rules and procedures shall be applicable to the adjustments made pursuant to Section 2:

(a)
any Common Stock owned or held by or for the account of the Company shall be deemed not be to outstanding except that, for the purposes of Section 2, any Common Stock owned by a pension plan or profit sharing plan for employees of the Company or any of its subsidiaries shall not be considered to be owned or held by or for the account of the Company;

(b)
no adjustment in the Warrant Price or the number of shares of Common Stock purchasable pursuant to this Warrant shall be required unless a change of at least 1% of the prevailing Warrant Price or the number of shares of Common Stock purchasable pursuant to this Warrant would result, provided, however, that any adjustment which, except for the provisions of this Section 3(b), would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment;

(c)
the adjustments provided for in Section 2 are cumulative and shall apply to successive subdivisions, consolidations, dividends, distributions and other events resulting in any adjustment under the provisions of such Section;

(d)
in the absence of a resolution of the board of directors of the Company fixing a record date for any dividend or distribution referred to in Subsection 2(a)(iii) above, the Company shall be deemed to have fixed as the record date therefor the date on which such dividend or distribution is effected;

(e)
if the Company sets a record date to take any action and thereafter and before the taking of such action abandons its plan to take such action, then no adjustment to the Warrant Price will be required by reason of the setting of such record date;

(f)
as a condition precedent to the taking of any action which would require any adjustment to the Warrants evidenced hereby, including the Warrant Price, the Company must take any corporate action which may be necessary in order that the Company shall have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all of the shares or other securities which the Holder is entitled to receive on the full exercise thereof in accordance with the provisions hereof;

(g)
forthwith, but no later than fourteen (14) days, after any adjustment to the Warrant Price or the number of shares of Common Stock purchasable pursuant to the Warrants, the Company shall provide to the Holder a notice as to the amount of such adjustment and, in reasonable detail, describing the event requiring and the manner of computing or determining such adjustment;

(h)
any question that at any time or from time to time arises with respect to the amount of any adjustment to the Warrant Price or other adjustment pursuant to Section 2 shall be conclusively determined by a firm of independent chartered accountants (who may be the Company's auditors) and shall be binding upon the Company and the Holder;

(i)
any adjustment to the Warrant Price under the terms of this Warrant Certificate shall be subject to the prior approval of the TSX (or such other stock exchange or quotation system on which the Common Stock are then listed and posted (or quoted) for trading, as applicable);

(j)
in case the Company, after the date of issue of this Warrant Certificate, takes any action affecting the Common Stock, other than an action described in Section 2, which in the opinion of the directors of the Company would materially affect the rights of the Holder, the Warrant Price will be adjusted in such manner, if any, and at such time, by action by the directors of the Company but subject in all cases to any necessary regulatory approval, including approval of the TSX (or such other stock exchange or quotation system on which the Common Stock are then listed and posted (or quoted) for trading, as applicable). Failure of the taking of action by the directors of the Company so as to provide for an adjustment on or prior to the effective date of any action by the Company affecting the Common Stock will be conclusive evidence that the board of directors of the Company has determined that it is equitable to make no adjustment in the circumstances; and

(k)
on the happening of each and every such event set out in Section 2, the applicable provisions of this Warrant Certificate, including the Warrant Price, shall, ipso facto, be deemed to be amended accordingly and the Company shall take all necessary action so as to comply with such provisions as so amended.

Section 4. Shares Reserved.  The Company covenants and agrees that until the Expiration Date, while any of the Warrants shall be outstanding, it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of shares of Common Stock to satisfy the right of purchase herein provided, as such right of purchase may be adjusted pursuant to Sections 2 and 3 hereof. The Company further covenants and agrees that while any of the Warrants shall be outstanding, the Company shall (a) comply with the securities legislation applicable to it in order that the Company not be in default of any requirements of such legislation; (b) use its commercially reasonable efforts to do or cause to be done all things necessary to preserve and maintain its corporate existence; and (c) at its own expense expeditiously use its commercially reasonable best efforts to obtain the listing of such shares of Common Stock (subject to issue or notice of issue) on each stock exchange or over-the-counter market on which the Common Stock may be listed from time to time. All Common Stock which shall be issued upon the exercise of the right to purchase herein provided for, upon payment therefor of the amount at which such Common Stock may at the time be purchased pursuant to the provisions hereof, shall be issued as fully paid and non-assessable shares and the holders thereof shall not be liable to the Company or its creditors in respect thereof

Section 5. Lost, Stolen, Mutilated, or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnify the Company or otherwise as it may in its discretion reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.

Section 6. Transfer. The Warrants evidenced by this Warrant certificate may be transferred on the register kept at the offices of the Company by the registered Holder hereof or its legal representatives or its attorney duly appointed by completion of the instrument set out as Schedule "B" hereto, or any other written instrument satisfactory to the Company, and only upon compliance with such reasonable requirements as the Company may prescribe.

Section 7. Notices. All notices, requests and other communications required or permitted to be given or delivered hereunder shall be in writing, and shall be delivered, or shall be sent by certified or registered mail, postage prepaid and addressed, if to the Holder to such Holder at the address shown on the records of the Company or at such other address as shall have been furnished to the Company by notice from such Holder. All notices, requests and other communications required or permitted to be given or delivered hereunder shall be in writing, and shall be delivered, or shall be sent by certified or registered mail, postage prepaid and addressed to the Company at the offices of the Company at 55 York Street, Suite 401, Toronto, Ontario M5J 1R7, or at such other address as shall have been furnished to the Holder by notice from the Company.

A notice so given by mail or so delivered will be deemed to have been given on the fifth Business Day after it has been mailed or on the day which it has been delivered, as the case may be. In determining under any provision hereof the date when notice of a meeting or other event must be given, the date of giving notice will be included and the date of the meeting or other event will be excluded.

Section 8. Meeting of Warrant holders. The registered holders of Warrants shall have the power from time to time by an extraordinary resolution (as hereinafter defined):

(a)	to sanction any modification, abrogation, alteration or compromise of the rights of the registered holders of Warrants against the Company which shall be agreed to by the Company; and/or

(b)	to assent to any modification of or change in or omission from the provisions contained herein or in any instrument ancillary or supplemental hereto which shall be agreed to by the Company; and/or

(c)
to restrain any registered holder of a Warrant from taking or instituting any suit or proceedings against the Company for the enforcement of any of the covenants on the part of the Company conferred upon the registered holders of Warrants by the terms of the Warrants.

All Warrant holders shall be bound by any extraordinary resolution passed by the registered holders of the Warrants, whether assenting in writing or passed at a duly called meeting of the Warrant holders, and each registered holder of the Warrants shall be bound to give effect thereto accordingly. Any such extraordinary resolution shall, where applicable, be binding on the Company, which shall give effect thereto accordingly.

The expression "extraordinary resolution" when used herein shall mean a resolution assented to in writing, in one or more counterparts, by the registered holders of Warrants holding not less than seventy-five (75%) of the aggregate number of Common Stock called for by all of the Warrants which are, at the applicable time, then issued and outstanding.

Section 9. Failure to Perform. If for any reason, other than as a result of a failure or default of the Holder, the Company is unable to issue and deliver the Common Stock or other securities as contemplated herein to the Holder upon the proper exercise by the Holder of the right to purchase any of the Common Stock purchasable upon exercise of the Warrants represented hereby, the Company may pay, at its option and in complete satisfaction of its obligations and the rights of the Holder hereunder, to the Holder, in cash, an amount equal to the difference between the Warrant Price and the Current Market Price of such Common Stock or other securities on the date of exercise by the Holder, and upon such payment the Company shall have no liability or other obligation to the Holder relating to or in respect of the Warrants or this Warrant Certificate.

Section 10. Binding Effect. This Warrant certificate and all of its provisions shall enure to the benefit of the Holder and its successors and shall be binding upon the Company and its successors and permitted assigns.

Section 11. Governing Law. This Warrant certificate shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable herein.

Section 12. Corporate Obligations Rather Than Individual. Subject as hereinafter provided, all or any of the rights conferred upon the Holder by the terms of this Warrant certificate may be enforced by the Holder by appropriate legal proceedings. No recourse under or upon any obligation, covenant or agreement contained herein shall be had against any shareholder, officer or director of the Company either directly or through the Company, it being expressly agreed and declared that the obligations under this Warrant certificate are solely corporate obligations and that no personal liability whatever shall attach to or be incurred by the shareholders, officers or directors of the Company or any of them in respect thereof, any and all rights and claims against every such shareholder, officer or director being hereby expressly waived as a condition of and as a consideration for the issue of the Warrants. The foregoing shall, with respect to the officers and directors of the Company, be subject to rights of action for damages or rescission which the Holder may have pursuant to applicable securities laws.

Section 13. Legends. The certificates representing the Common Stock issued upon exercise hereof, shall bear such legends as determined to be applicable in the sole discretion of the Company.

Section 14. Time. Time shall be of the essence of the Warrant Certificate.

IN WITNESS WHEREOF the Company has caused this Warrant certificate to be signed by its duly authorized officer as of the date written above.

YUKON GOLD CORPORATION, INC.

Per:
Authorized Officer

SCHEDULE "A"
ELECTION TO PURCHASE

The undersigned Holder hereby irrevocably elects to exercise the within Warrant to purchase __________________________ Shares(*) of Common Stock issuable upon the exercise thereof and requests that certificates for such Shares be issued in his/her/its name and delivered to him/her/it at the following address:

Date: _________________________

Signature(s) (**)

Print Name(s)

Upon execution of this Exercise Form and delivery of this Warrant Certificate to the Company, the undersigned also presents a certified cheque or bank draft payable to the Company for an amount totalling $1.05 multiplied by the number of Shares indicated above on the Election to Purchase Form.

Total amount tendered by the Holder: _________________________________

* If the Warrant is to be exercised or transferred in its entirety, insert the word "All" before "Shares"; otherwise insert the number of shares then purchasable on the exercise thereof as to which transferred or exercised. If such Warrants shall not be transferred or exercised to purchase all shares purchasable upon exercise thereof, that a new Warrant to purchase the balance of such shares be issued in the name of, and delivered to, the Holder at the address stated above.

** Signature(s) must conform exactly to the names(s) of the Holder as set forth on the first page of this Warrant.

SCHEDULE "B"
ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers the within Warrant to the extent of _______________________ Shares (*) purchasable upon exercise thereof to _________________________________________, whose address is ______________________________________________ and hereby irrevocably constitute and appoint ____________________________________________ his/her/its Attorney to transfer said Warrant on the book of the Company, with full power of substitution.

The undersigned hereby certifies that the transfer of these securities is not being made to, and the offer of these securities was not made to, and the person named below is not, a person in the United States or a U.S. Person (as such terms are defined in Regulation S under the United States Securities Act of 1933).

Date: ______________________________

Signature(s) (**)

Print Name(s)

* If the Warrant is transferred in its entirety, insert the word "All" before "Shares"; otherwise insert the number of shares then purchasable on the exercise thereof as to which are being transferred. If such Warrants shall not be transferred or exercised to purchase all shares purchasable upon exercise thereof, that a new Warrant to purchase the balance of such shares be issued in the name of, and delivered to, the Holder at the address stated above.

** Signature(s) must conform exactly to the names(s) of the Holder as set forth on the first page of this Warrant.